UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. [        ] )

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WASATCH FUNDS TRUST

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Press release

AUGUST 26, 2020

Notice that the Joint Special Meeting of Shareholders of Certain Wasatch Funds to be held on August 31, 2020 has been postponed and will be held in a Telephonic Format

SALT LAKE CITY, AUGUST 26, 2020 (BUSINESS WIRE) – Wasatch Funds Trust (the “Trust”) announced today, that, in light of the developing situation with COVID-19 (coronavirus) and the travel advisories in Utah and the surrounding areas, the Joint Special Meeting of Shareholders (the “Meeting”) of Wasatch Emerging India Fund, Wasatch Emerging Markets Select Fund, Wasatch Emerging Markets Small Cap Fund and Wasatch Frontier Emerging Small Countries Fund (each a “Fund” and collectively, the “Funds”), each a separate series of the Trust, originally to be held at the offices of the Trust, 505 Wakara Way in Salt Lake City on Monday, August 31, 2020 at 10:00 a.m. Mountain Time has been postponed and will now be held on Monday, September 14, 2020 at 10:00 a.m. Mountain Time virtually via a conference call. Shareholders will not be able to attend the Meeting in person.

If you were a record holder of Fund shares as of June 22, 2020 (i.e., you held Fund shares in your own name directly with the Fund), you can participate in and vote at the telephonic Meeting or any postponement or adjournment of the Meeting. To do so, please email AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com and provide your full name, address and control number located on your proxy form. If you no longer have that form, please call (800) 769-4414. AST will then email you the conference call dial-in information and instructions for voting during the Meeting.

If you held Fund shares through an intermediary (such as a broker-dealer) as of June 22, 2020, in order to participate in and vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held, and your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy, email it to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. Requests for registration must be received by AST no later than 3:00 p.m. Eastern Time on September 10, 2020. You will then receive confirmation of your registration and a control number by email from AST. AST will also email you the conference call dial-in information and instructions for voting during the Meeting.

The Funds are closely monitoring the evolving COVID-19 situation and if circumstances change, the Funds will issue additional press release(s) updating shareholders regarding the Meeting. Whether or not you plan to participate in the Meeting, we urge you to vote and submit your proxy in advance of the Meeting by one of the methods described in the proxy materials and to vote FOR the proposals. The proxy statement is available online at: https://vote.proxyonline.com/wasatch/docs/proxy2020.pdf The proxy card included with the previously distributed proxy materials will not be updated to reflect the change to a telephonic meeting and may continue to be used to vote your shares in connection with the Meeting. Please contact AST at (800) 769-4414 with any questions about accessing the Meeting.